UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2002

Republic Resources, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 0-6580

                  Nevada                                                                                                                                         87-0285520
(State or other jurisdiction of                                                                                                 (I.R.S. Employer Identification No.)
incorporation or organization)

743 Horizon Court, Suite 333, Grand Junction, Colorado        81506-8715
(Address of principal executive offices)                                 Zip Code

     Registrant’s telephone number, including area code: (970) 245-5917

Item 5.      OTHER EVENTS.

        Registrant issued a press release relating to a planned acquisition of EnviroWall, Inc. A copy of the press release is attached as Exhibit 99.1.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit	99.1 Press Release dated April 23, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                      REPUBLIC RESOURCES, INC.

Date        April 29, 2002.                                                                     By: /s/ Patrick J. Duncan
                                                                                                                          Patrick J. Duncan, President